Exhibit 10.1

Financial Institutions Division US Corporate Banking
MAC N9305-075 90 South 7th Street Minneapolis, MN 55402

May 9, 2007

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, OR 97204

Ladies and Gentlemen:

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto (each a “Lender” and collectively, the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent for the Lenders, and U.S. Bank National Association, as Syndication Agent for the Lenders (the “Credit Agreement”), (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

Please be advised that attached hereto are the consents of each Lender that has approved the Extension Request (the “Extending Lenders”).

Accordingly, as of the date hereof the Revolving Loan Commitments (and the Revolving Loan Commitment Termination Date) of the Extending Lenders shall be extended to June 15, 2012.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

/s/ Beth McGinnis
By:	Beth McGinnis
Title:	Senior Vice President

Agreed and accepted as of the date first set forth above.

STANCORP FINANCIAL GROUP, INC.

/s/ Cindy J. McPike
By:	Cindy J. McPike
Title:	Senior Vice President and Chief Financial Officer

May 9, 2007

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION

/s/ Janice T. Thede
By:	Janice T. Thede
Title:	Vice President

May 9, 2007

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., New York Branch

/s/ Scott Schaffer
By:	Scott Schaffer
Title:	Authorized Signatory

May 9, 2007

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

THE NORTHERN TRUST COMPANY

/s/ Courtney O’Conner
By:	Courtney O’Conner
Title:	Vice President

May 9, 2007

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

THE BANK OF NEW YORK

/s/ Richard G. Shaw
By:	Richard G. Shaw
Title:	Vice President

May 9, 2007

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

MELLON BANK, N.A.

/s/ Martin J. Randal
By:	Martin J. Randal
Title:	First Vice President

May 9, 2007

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Beth McGinnis
By:	Beth McGinnis
Title:	Senior Vice President

May 9, 2007

Reference is made to (a) that certain Credit Agreement dated as of June 15, 2006 among StanCorp Financial Group, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Syndication Agent (the “Credit Agreement”), and (b) the Borrower’s request to extend the Revolving Loan Commitment Termination Date to June 15, 2012 (the “Extension Request”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned hereby consents to the Extension Request in accordance with the terms of Section 2.11 of the Credit Agreement.

Very truly yours,

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)

/s/ Mark Walton
By:	Mark Walton
Title:	Assistant Vice President